Operating and Maintenance Costs	9 Months Ended
Dec. 31, 2025
Operating Costs and Expenses [Abstract]
Operating and Maintenance Costs [Text Block]

22. Operating and Maintenance Costs

Operating and maintenance costs were comprised of the following:

	Three months ended December 31,		Nine months ended December 31,
	2025	2024	2025	2024
Digital currency mining*	$57,785	$21,836	$126,704	$61,845
High performance computing hosting	2,299	1,629	6,428	4,527
Total	$60,084	$23,465	$133,132	$66,372

* As a result of the laws and regulations in Paraguay, the Company has expensed the VAT amounts in connection with the ancillary services associated with the plant, and equipment and specifically electricity which is recorded as operating and maintenance costs. This change has been reflected prospectively in the period in light of the laws and regulations. A total of $5.5 million has been expensed for the current period ended December 31, 2025.